EXHIBIT 99.2
COMPLIANCE CERTIFICATE
For the Period From December 1, 2015 to December 31, 2015 ("Test Period")
The undersigned hereby certifies that he/she is the Vice President & Chief Financial Officer of Horsehead Corporation, a company organized under the laws of the State of Delaware (“Horsehead”), the Vice President & Chief Financial Officer of The International Metals Reclamation Company, LLC, a limited liability company organized under the laws of the State of Delaware (“INMETCO”), the Vice President & Chief Financial Officer of Horsehead Metal Products, LLC, a limited liability company organized under the laws of the State of North Carolina (“HMP”), the Vice President & Chief Financial Officer of Zochem Inc., a corporation incorporated pursuant to the Canada Business Corporations Act (“Zochem”) and the Vice President & Chief Financial Officer of Horsehead Holding Corp., a corporation organized under the laws of the State of Delaware (“Horsehead Holding” and, together with Horsehead INMETCO, HMP and Zochem, each a “Borrower” and, collectively, the “Borrowers”), and that as such he/she is authorized to execute this certificate on behalf of each Borrower. With reference to the Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement dated as of February 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the guarantors party thereto from time to time Cantor Fitzgerald Securities, as Administrative Agent and the lenders party thereto from time to time, the Borrowers represent and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):
(a) The representations and warranties of the Borrowers contained in Article IV of the Credit Agreement and in the Loan Documents are true and correct in all material respects at and as of the time of delivery hereof as if made on and as of the date hereof, except to the extent such representations and warranties are expressly limited to an earlier date;
(b) No Events of Default have occurred;
(c) Not applicable;
(d) There has been no change in the application of GAAP to the financial statements being delivered in connection with this Compliance Certificate since the Effective Date;
(e) As of the last day of the Test Period the following statements, amounts, and calculations were true and correct: Not applicable;

Section 6.21(b)(i) - Minimum EBITDA-R for INMETCO N/A

(A) Adjusted EBITDA-R =
(i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income. =
(i) Net Income
(ii) Interest Expense
(iii) provision for income taxes
(iv) depreciation, amortization
(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges
(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries ONE TIME FIRE CHARGES RELATING TO INSURANCE CLAIM

(vii) the charges, fees, costs and expenses in connection with, and a pro forma adjustment for actual lost revenues resulting from, a single furnace shutdown during the life of the Facility; provided that, the aggregate amount added pursuant to this clause (vii) shall not exceed $2,000,000 during the life of the Facility

(viii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of INMETCO been met?     YES     NO

Section 6.21(b)(ii) - Minimum EBITDA-R for ZOCHEM N/A

(A) Adjusted EBITDA-R =
(i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income.
(i) Net Income
(ii) Interest Expense
(iii) provision for income taxes
(iv) depreciation, amortization
(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges
(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries

(vii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries
(viii) any costs or expenses incurred in connection with the funding of the Canadian Pension Plans

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of ZOCHEM been met?     YES     NO

[Signature Page Follows.]

IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate, in my capacity as a Responsible Officer of the Borrowers and not individually, as of May 31, 2016.

HORSEHEAD CORPORATION

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

HORSEHEAD METAL PRODUCTS, LLC

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

ZOCHEM INC.

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer

HORSEHEAD HOLDING CORP.

By:     /s/ Robert D. Scherich
Name: Robert D. Scherich
Title:     Vice President and Chief Financial Officer